Note 13 - Retirement and Pension Plans - Summary of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Service cost	$ 4	$ 3	$ 3
Interest cost	10	14	13
Expected return on plan assets	(10)	(11)	(10)
Amortization of net pension loss	6	3	1
Net periodic benefit cost	$ 10	$ 9	$ 7